NEW AGE ALPHA TRUST

AVDR US LargeCap Leading ETF

AVDR US LargeCap ESG ETF

AVDR Quality High Yield Corporate Bond ETF

(collectively, the “Funds”)

Supplement dated March 4, 2021 to the Funds’ Statement of Additional Information dated December 28, 2020 (the “SAI”)

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Funds’ SAI

Effective immediately, the Funds’ SAI is amended as follows:

In the sub-section entitled “Other Service Providers” within the section entitled “Service Providers,” the disclosure “Custodian and Transfer Agent” is deleted in its entirety and replaced with the following:

Transfer Agent

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a Custodian and Transfer Agent Agreement by and between BBH and the Trust on behalf of the Funds (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

BBH (the “Custodian”), serves as the custodian of each Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

This Supplement and the SAI provide relevant information for all shareholders and should be retained for future reference.